Exhibit 99.1

Aon and Willis Towers Watson Announce Shareholder

Approval of Proposed Combination

DUBLIN, Aug. 26, 2020 – Aon plc (“Aon”) (NYSE: AON) and Willis Towers Watson Public Limited Company (“Willis Towers Watson”) (NASDAQ: WLTW) today announced that their respective shareholders voted FOR all proposals at their respective extraordinary general meetings and at the special meeting of Willis Towers Watson shareholders ordered by the High Court of Ireland. Aon and Willis Towers Watson shareholders approved all of the proposals necessary to complete the previously announced combination of Aon and Willis Towers Watson. The combination, which remains subject to customary regulatory and other closing conditions, is expected to close in the first half of 2021. Upon the closing of the combination, Willis Towers Watson shareholders will receive 1.08 Aon shares in exchange for each Willis Towers Watson share they held immediately prior to the closing.

“On behalf of Aon’s Board of Directors and executive team, I would like to thank our shareholders for their overwhelming support of the proposed combination with Willis Towers Watson,” said Greg Case, Chief Executive Officer of Aon. “Our combination, which will accelerate innovation and strengthen our capability to provide more relevant solutions for clients, has only become more important through the COVID-19 pandemic. The events of 2020 are illustrative of the exact type of transformative long-tail risk our new organization will be best positioned to address, creating significant value for clients, colleagues, and shareholders.”

John Haley, CEO of Willis Towers Watson, added, “Today marks an important milestone towards completing the transaction. The vote reflects our shareholders’ confidence in this next step of our journey. We are pleased with the outcome of today’s meetings and we thank all of our shareholders for their support of this combination that will bring together our complementary strengths and expand our capacity to address unmet client need.”

These approvals are an important step in the process of combining the two companies. More information about the proposed transaction can be found at Combination of AON and WLTW.

About Aon

Aon plc (NYSE: AON) is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

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About Willis Towers Watson

Willis Towers Watson is a leading global advisory, broking and solutions company that designs and delivers solutions that manage risk, optimize benefits, cultivate talent and expand the power of capital to protect and strengthen institutions and individuals. Willis Towers Watson has more than 45,000 employees and services clients in more than 140 countries. For more information about Willis Towers Watson, see www.willistowerswatson.com.

Aon Investor Relations

Investor.Relations@aon.com

+1 312 381 3310

Aon Media Contact

mediainquiries@aon.com

Toll-free (U.S., Canada and Puerto Rico)

+1 833 751 8114

Willis Towers Watson Investor Relations

Rich Keefe

rich.keefe@willistowerswatson.com

+1 215 246 3961

Willis Towers Watson Media Contact

Miles Russell

miles.russell@willistowerswatson.com

+44 (0) 7903262118

Forward-Looking Statements

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “potential,” “continue,” “intends,” “anticipates,” “believes,” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved.

Although management believe that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed combination, adverse effects on the market price of Aon and/or Willis Towers Watson securities and on Aon and/or Willis Towers Watson’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed combination, the failure to realize the expected benefits of the proposed combination (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed combination, negative effects of an announcement of the proposed combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the proposed consummation of or failure to consummate the proposed combination on the market price of Aon and/or Willis Towers Watson securities, significant transaction and integration costs or difficulties in connection with the proposed combination and/or unknown or inestimable liabilities, pending or potential litigation associated with the proposed combination, the potential impact of the announcement or consummation of the proposed combination on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed combination.

The factors identified above are not exhaustive. Aon, Willis Towers Watson and their subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.

Further information concerning Aon and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect Aon’s results of operations and financial condition, is contained in Aon’s filings with the Securities and Exchange Commission (the “SEC”). See Aon’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, Aon’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on July 31, 2020, and additional documents filed by Aon with the SEC, the contents of which are not incorporated by reference into, nor do they form part of this communication, for a further discussion of these and other risks and uncertainties applicable to Aon’s businesses.

Further information concerning Willis Towers Watson and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect Willis Towers Watson’s results of operations and financial condition, is contained in Willis Towers Watson’s filings with the SEC. See Willis Towers Watson’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, Willis Towers Watson’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on July 30, 2020, and additional documents filed by Willis Towers Watson with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this announcement, for a further discussion of these and other risks and uncertainties applicable to Willis Towers Watson’s businesses.

Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Other than in accordance with legal or regulatory obligations, neither Willis Towers Watson nor Aon is under any obligation, and each expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon, Willis Towers Watson and/or any person acting on behalf of either of them are expressly qualified in their entirety by the foregoing paragraphs, and the information contained on any websites referenced in this communication is not incorporated by reference into this communication.

Statements Required by the Irish Takeover Rules

The directors of Aon accept responsibility for the information contained in this communication relating to Aon and the directors of Aon and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Aon (who have taken all reasonable care to ensure that such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Willis Towers Watson accept responsibility for the information contained in this communication relating to Willis Towers Watson and the directors of Willis Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of the directors of Willis Towers Watson (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013 (the “Irish Takeover Rules”), if, during an “offer period,” any person is, or becomes “interested” (directly or indirectly) in 1 per cent. or more of any class of “relevant securities” of Aon or Willis Towers Watson, all “dealings” in any “relevant securities” of Aon or Willis Towers Watson (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by no later than 3.30pm (EDT) in respect of the relevant securities of Aon and Willis Towers Watson on the business day following the date of the relevant transaction. The requirement will continue until this offer period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an interest in relevant securities of Aon or Willis Towers Watson, they will be deemed to be a single person for the purposes of Rule 8.3 of the Irish Takeover Rules. Under the provisions of Rule 8.1 of the Irish Takeover Rules, all dealings in relevant securities of Willis Towers Watson by Aon, or relevant securities of Aon by Willis Towers Watson, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (EDT) on the business day following the date of the relevant transaction. Interests in securities arise, in summary, when a person has a long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an interest by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms used in this paragraph should be read in light of the meanings given to those terms in the Irish Takeover Rules. If you are in any doubt as to whether or not you are required to disclose dealings under Rule 8 of the Irish Takeover Rules, consult with the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel by telephone at +353 1 678 9020.